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                                DLJ MUTUAL FUNDS
      SUPPLEMENT DATED OCTOBER 31, 2000 TO PROSPECTUS DATED AUGUST 1, 2000

1) Credit Suisse Group ('Credit Suisse') and Donaldson, Lufkin & Jenrette, Inc. ('DLJ'), an indirect parent of the Adviser, have entered into an agreement pursuant to which Credit Suisse will acquire DLJ. While consummation of the acquisition, expected to occur in early November, will effect a change of control of the Adviser, it is not expected to change in any material way the policies or investment personnel involved in the management of the DLJ Mutual Funds. Pursuant to the Investment Company Act of 1940, the change in control of the Adviser will terminate the current investment advisory contracts between the DLJ Mutual Funds and the Adviser. The Board of Directors/Trustees of the DLJ Mutual Funds have approved interim investment advisory contracts with the Adviser on the same terms as the current investment advisory contracts, except that the term of the interim investment advisory contracts will end 150 days from the termination of the current investment advisory contracts or upon the approval of new longer-term investment advisory contracts by the stockholders of each of the DLJ Mutual Funds, whichever occurs first.

2) AXA Investor Managers GS Ltd. ('AXA'), the sub-adviser of DLJ Developing Markets Fund and DLJ International Equity Fund (the 'International Funds'), and the International Funds have agreed to the termination of the sub-advisory contract, effective November 1, 2000. Following termination of the sub-advisory contract, the Adviser will be solely responsible for investment management of the International Funds. At that time, the investment advisory fee for DLJ International Equity Fund will be reduced from an annual rate of 1.25% to 1.00% of its average daily net assets, while the investment advisory fee for DLJ Developing Markets Fund will continue at its current rate of 1.25% of its average daily net assets. Luisa Michel and Hugh Neuburger will act as co-portfolio managers of each of the International Funds. Ms. Michel joined the Adviser in 1998 and has served as an international equity portfolio manager. From 1993 to 1998, Ms. Michel was a Senior International Credit Analyst at Merrill Lynch, Pierce, Fenner and Smith Inc. focusing on Latin America. From 1989 to 1991, she acted as a lending officer for Manufacturers Hanover Trust Company. Mr. Neuburger has served as a portfolio manager with the Adviser since March 1995 and is Managing Director for growth equities.

3) For the period November 1, 2000 through October 31, 2001, the Adviser for each of the below referenced DLJ Mutual Funds has undertaken in writing to reduce its management fees and reimburse operating expenses in order to limit the Total Fund Operating Expenses to the below referenced percentage of daily net assets. After October 31, 2001, the Adviser may, in its sole discretion, determine to discontinue this practice with respect to any Fund.

Fixed Income Fund           Class A  0.95%   Municipal Trust Fund        Class A  0.95%
                            Class B  1.70%                               Class B  1.70%
                            Class C  1.70%                               Class C  1.70%
                            Class D  0.70%                               Class R  0.95%
                            Class R  0.95%

International Equity Fund   Class A  2.15%   Developing Markets Fund     Class A  2.15%
                            Class B  2.90%                               Class B  2.90%
                            Class C  2.90%                               Class C  2.90%
                            Class D  1.90%                               Class R  2.15%
                            Class R  2.15%

High Income Fund            Class A  1.10%   Municipal Money Fund                  .90%
                            Class B  1.85%   U.S. Government Money Fund            .90%
                            Class C  1.85%
                            Class D  0.85%
                            Class R  1.10%